UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 6, 2015
Date of Report

ALTERNET SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-31909	88-0473897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2665 S. Bayshore Drive, Suite 305 Miami, Florida 33133

Tel: 786-265-1840
(Registrant's Telephone Number)

Check the appropriate box below if the Form-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On May 1, 2015, Alternet Systems, Inc.’s (the “Company”) external auditors, StarkSchenkein, LLP, announced that certain individuals have joined the practice of SingerLewak LLP (“SingerLewak”). As a result , Stark Schenkein resigned as the Company’s independent registered public accounting firm.

During the years ended December 31, 2014 and 2013, and the subsequent interim period through May 1, 2015, there were (i) no disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with Stark Schenkein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stark Schenkein’s satisfaction would have caused StarkSchenkein to make reference to the subject matter of the disagreement in connection with its reports, and (ii) no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K. Moreover, except as noted in the paragraph immediately below, the reports of Stark Schenkein on the Company’s financial statements for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

The report of Stark Schenkein on the Company’s financial statements as of and for the year ended December 31, 2014 contained an explanatory paragraph that noted there was substantial doubt as to the Company’s ability to continue as a going concern based on the Company’s nominal revenue, losses from operations and accumulated deficit as of the year then-ended.

The Company provided Stark Schenkein with a copy of the foregoing disclosure and requested Stark Schenkein to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by Stark Schenkein, dated May 6, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On May 4, 2015, the Board of Directors of the Company approved the engagement of SingerLewak as the Company’s independent registered public accounting firm to replace Stark Schenkein.

During the two most recent years ended December 31, 2014 and 2013, and the subsequent interim period through May 5, 2015, the Company has not consulted with SingerLewak regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided to the Company by SingerLewak that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or reportable event of the types described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                Financial Statements and Exhibits.

           (d)                 Exhibits. The following exhibits are filed with this report:

16.1	Letter from Stark Schenkein, LLP to the U.S. Securities and Exchange Commission, dated May 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.
By: /s/ Henryk Dabrowski
Henryk Dabrowski, CEO and Director
Dated: May 6, 2015